UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. EmployerIdentification No.)

5100 Tennyson Parkway, Suite 1200, Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	—	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 5, 2009, Denbury Resources Inc. announced that its Board of Directors had formalized a management succession plan whereby Gareth Roberts, founder of the Company, plans to step down as President and CEO on or around June 30, 2009. At that time, Mr. Roberts will become Co-Chairman of the Board of Directors and will assume a non-officer role as its Chief Strategist.
      Phil Rykhoek, currently Senior VP and Chief Financial Officer, will become the new CEO and Tracy Evans, currently Senior VP Reservoir Engineering will become President and Chief Operating Officer. Mark Allen, currently VP and Chief Accounting Officer, will become Senior VP and Chief Financial Officer.

Item 9.01	—	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
Not applicable.
(b) Pro forma Financial Information.
Not applicable.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.
     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Denbury Press Release dated February 5, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc.

(Registrant)

Date: February 5, 2009	By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President & Chief Financial Officer

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